UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

ENTEST BIOMEDICAL, INC.

(Exact Name of Company as Specified in Charter)

Nevada	333-154989	26-3431263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, Suite 304
La Mesa California, 91942
(Address of Principal Executive Offices, Zip Code)

619-702-1404
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02. Unregistered Sales of Equity Securities

On May 30, 2017 , Entest Biomedical, Inc. (the “Company”) issued 83,000 shares of its Non Voting Convertible Preferred Stock (“ Shares”) to Regen Biopharma, Inc. (“Regen”) in satisfaction of $83,000 owed by Zander Therapeutics, Inc. ( a majority owned subsidiary of the Company) to Regen pursuant to an agreement (“Agreement”) with Zander Therapeutics, Inc. whereby Regen granted to Zander Therapeutics, Inc. an exclusive worldwide right and license for the development and commercialization of certain intellectual property controlled by Regen (“ License IP”) for non-human veterinary therapeutic use for a term of fifteen years. Entest Biomedical Inc. and Zander Therapeutics, Inc. are under common control with Regen Biopharma, Inc. as the Chairman and CEO of the Company and Zander Therapeutics, Inc. also serves as the Chairman and CEO of Regen Biopharma, Inc.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On May 30, 2017 , Entest Biomedical, Inc. (the “Company”) issued 149,000 shares of its Non Voting Convertible Preferred Stock (“ Shares”) to the Biotechnology Partners Business Trust (“BTPBT”) in satisfaction of $149,000 of principal indebtedness owed by the Company to BTPBT.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On May 30, 2017, Entest Biomedical, Inc. (the “Company”) issued 165,850 shares of its Non Voting Convertible Preferred Stock (“ Shares”) to Dunhill Ross Partners, Inc. (“DRP”) in satisfaction of $165,850 of principal indebtedness owed by the Company to DRP.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On May 30, 2017, Entest Biomedical, Inc. (the “Company”) issued 327,681 shares of its Non Voting Convertible Preferred Stock (“ Shares”) to Bostonia Partners, Inc. (“BP”) in satisfaction of $327,681 of principal indebtedness owed by the Company to BP.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

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On May 30, 2017 , Entest Biomedical, Inc. (the “Company”) issued 199,000 shares of its Non Voting Convertible Preferred Stock (“ Shares”) to the Sherman Family Trust (“SFT”) in satisfaction of $199,000 of principal indebtedness owed by the Company to SFT.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

10.1 Agreement with Regen Biopharma, Inc.

10.2 Agreement with the Biotechnology Partners Business Trust

10.3 Agreement with Dunhill Ross Partners, Inc.

10.4 Agreement with the Bostonia Partners

10.5 Agreement with Sherman Family Trust

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEST BIOMEDICAL, INC.

By: /s/ David R. Koos

David R. Koos

Chief Executive Officer

Dated: May 30, 2017

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